Exhibit 99.1

Eliem Therapeutics Announces Agreement to Acquire Tenet Medicines and Concurrent $120 Million Private Placement

Transaction to add clinical-stage program directed towards treating unmet needs in autoantibody-mediated diseases

Combined company expected to have approximately $210 million of cash and cash equivalents, including $120 million from a concurrent private placement of common stock from leading life sciences investors

Combined company to focus on clinical development of lead product candidate, TNT119, in upcoming Phase 2 clinical trials in systemic lupus erythematosus and immune thrombocytopenia

Companies to host webcast today, April 11, 2024 at 8:30 a.m. EDT

SEATTLE, UNITED STATES and CAMBRIDGE, UNITED KINGDOM —(GLOBE NEWSWIRE) – April 11, 2024 – Eliem Therapeutics, Inc. (Nasdaq: ELYM) (“Eliem”) and Tenet Medicines, Inc. (“Tenet”), a development-stage private biotechnology company, today announced that the companies have entered into a definitive acquisition agreement whereby Eliem has agreed to acquire Tenet. The combined company plans to focus on advancing TNT119, a potentially best-in class anti-CD19 antibody, designed for a broad range of autoimmune diseases, including systemic lupus erythematosus, immune thrombocytopenia and membranous nephropathy.

In support of the acquisition, Eliem has entered into a securities purchase agreement for a $120 million private placement of common stock with a syndicate of new and existing institutional life science investors including RA Capital Management, Deep Track Capital, Boxer Capital, Janus Henderson Investors, Pontifax and Samsara Biocapital. The private placement is expected to close concurrently with the closing of the acquisition.

Immediately following the closing of the acquisition and the private placement, the total cash and cash equivalents of the combined company are expected to be approximately $210 million. Eliem expects this will be sufficient to fund the combined company’s planned operations into 2027 and to enable the potential attainment of key clinical and development milestones for TNT119. The acquisition and private placement are expected to close in the middle of 2024, subject to approval by Eliem’s stockholders and other customary closing conditions.

“The Eliem board of directors has conducted a thorough review of strategic alternatives, and we believe the transaction we are announcing today with Tenet presents a compelling opportunity for our stockholders,” said Andrew Levin, Executive Chairman of Eliem. “We believe TNT119 represents a promising clinical asset across multiple autoimmune diseases targeting markets where there is a need for improved treatment options.”

“We are looking forward to joining Eliem as we strive to become a leading immunology and inflammation company focused on developing novel treatments for a broad range of autoimmune diseases,” stated Stephen Thomas, Chief Executive Officer of Tenet. “Our team brings deep experience in immune disorders and on the heels of positive preliminary Phase 1 data for TNT119 in membranous nephropathy, we are excited to begin Phase 2 clinical development in systemic lupus erythematosus and immune thrombocytopenia. We believe that TNT119 has best-in-class potential and could be a transformative treatment option for many patients suffering from debilitating autoimmune disorders. This transaction and the support from leading life sciences investors will allow us to accelerate our development plans and continue advancing TNT119 for the potential benefit of patients.”

Tenet’s lead product candidate, TNT119, is an anti-CD19 antibody with potential best-in class properties designed to achieve broad and deep depletion of pathogenic B-cells with a favorable tolerability profile and convenient dosing regimen with the potential for subcutaneous administration. After closing of the transaction, the strategy of the combined company will be to develop TNT119 for a range of autoimmune-mediated diseases, where we believe CD19-targeted approaches have clear biological rationale, where the combined company can potentially achieve clinical proof-of-concept, and where the combined company can introduce product candidates that can be meaningfully differentiated in the market. TNT119’s lead indication is in systemic lupus erythematosus, the most common type of lupus and an autoimmune disease in which the immune system attacks its own tissue causing widespread inflammation and tissue damage in affected organs including joints, skin, brain, lungs kidneys and blood vessels. In systemic lupus erythematosus, the underlying pathology involves the production of autoantibodies by autoreactive B cells and the formation of immune complexes that contribute to inflammation and tissue damage. CD19 is a protein expressed on the surface of these B cells, and it plays a role in B cell activation, proliferation and survival. TNT119 is designed to target and deplete CD19-expressing B cells known to produce autoantibodies, thereby providing a novel approach to the potential treatment of systemic lupus erythematosus. The combined company expects to initiate Phase 2 clinical trials of TNT119 for the treatment of systemic lupus erythematosus and immune thrombocytopenia in the second half of 2024.

About the Transaction

Under the terms of the acquisition agreement, Tenet stockholders are entitled to receive shares of Eliem’s common stock upon the closing of the acquisition. Pre-acquisition Tenet equityholders are expected to own approximately 15% of the combined company, and pre-acquisition Eliem equityholders are expected to own approximately 85% of the combined company, in each case, before giving effect to the concurrent private placement.

The acquisition agreement has been unanimously approved by the boards of directors of both companies, as well as by a special committee of Eliem’s board of directors consisting solely of independent and disinterested directors. The acquisition and the private placement are expected to close in the middle of 2024, subject to Eliem stockholder approval (including approval by holders of a majority of outstanding shares not held by affiliates of RA Capital Management) and other customary closing conditions.

In the private placement, Eliem has agreed to sell 31,238,282 shares of its common stock at a price of $3.84 per share, and upon the closing of the private placement, will receive aggregate gross proceeds of $120 million.

The securities to be sold in the private placement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. Eliem has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock issued in the acquisition and in the private placement no later than the 45th day after the closing of the private placement.

Additional information about the acquisition and the private placement will be provided in a Current Report on Form 8-K that will be filed by Eliem with the SEC and will be available at www.sec.gov.

Leerink Partners is serving as the exclusive financial advisor and Wilmer Cutler Pickering Hale and Dorr LLP is serving as legal counsel to Eliem. Cooley LLP is serving as legal counsel to Tenet.

Management and Organization

Following the closing of the acquisition, the combined company’s leadership team will include members of Tenet’s current leadership team, including Stephen Thomas, as interim Chief Executive Officer, and William Bonificio, as interim Chief Business Officer. The board of directors of the combined company will be composed of seven board members, consisting of the five existing board members of Eliem, one board member that will be named by Tenet, and Stephen Thomas, the interim Chief Executive Officer.

Webcast Details

Eliem will host a webcast today, April 11, 2024 at 8:30 a.m. EDT, to discuss the acquisition of Tenet. The webcast can be accessed in the Investors section of Eliem’s website at www.eliemtx.com. An archived replay of the webcast will be available for approximately 90 days following the presentation.

About Eliem Therapeutics, Inc.

Eliem Therapeutics, Inc. is a biotechnology company focused on developing novel therapies for neuronal excitability disorders to address unmet needs in psychiatry, epilepsy, chronic pain, and other disorders of the peripheral and central nervous systems. At its core, the Eliem team is motivated by the promise of helping patients live happier, more fulfilling lives.

https://eliemtx.com/

About Tenet Medicines, Inc.

Tenet Medicines is a privately held biopharmaceutical company focused on developing therapeutics for autoimmune driven inflammatory diseases. Tenet’s lead asset, TNT119, also known as budoprutug, is an anti-CD19 targeted monoclonal antibody designed to deplete B-cells. TNT119 has a clinically validated mechanism of action, and is being advanced in indications with high unmet needs, including systemic lupus erythematosus (“SLE”), immune thrombocytopenia (“ITP”), and membranous nephropathy (“MN”). Tenet Medicines was founded in 2023 and is based in Scotch Plains, NJ.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for Eliem, Tenet and the combined company following the anticipated consummation of the proposed acquisition of Tenet by Eliem; the anticipated size of and investors in the private placement; the anticipated benefits of the acquisition; the anticipated timing of closing the acquisition and the private placement; the strategy, anticipated milestones and key inflection points of the combined company; the anticipated use of proceeds of the private placement; the expected cash and cash equivalents of the combined company at closing of the acquisition and the private placement and the anticipated cash runway of the combined company; the expected ownership, management team and board of directors of the combined company; Tenet’s TNT119 product candidate, including expectations regarding TNT119’s therapeutic benefits, clinical potential and clinical development, and anticipated timelines for initiating clinical trials of TNT119, including initiating Phase 2 clinical trials for the treatment of SLE and ITP in the second half of 2024; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. The combined company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: completion of the proposed acquisition and concurrent private placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the acquisition, including with respect to the approval of Eliem’s and Tenet’s stockholders; risks related to Eliem’s and Tenet’s ability to estimate their respective operating expenses and expenses associated with the transaction; uncertainties regarding the impact any delay in the closing would have on the anticipated cash and cash equivalents of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash and cash equivalents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement or private placement; the effect of the announcement or pendency of the acquisition on Eliem’s or Tenet’s business relationships, operating results and business generally; the ability of the combined company to timely and successfully achieve or recognize the anticipated benefits of the acquisition; the outcome of any legal proceedings that may be instituted against Eliem or Tenet following any announcement of the proposed acquisition and related transactions; costs related to the proposed acquisition, including unexpected costs, charges or expenses resulting from the acquisition; changes in applicable laws or regulation; the possibility that Eliem or Tenet may be adversely affected by other economic, business and/or competitive factors; competitive responses to the transactions; Eliem’s ability to advance TNT119 and/or its other product candidates on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in early-stage clinical trials of TNT119; competing successfully with other companies that are seeking to develop treatments for SLE, ITP, MN and other autoimmune driven inflammatory diseases; maintaining or protecting intellectual property rights related to TNT119 and/or its other product candidates; managing expenses; raising the substantial additional capital needed, on the timeline necessary, to continue development of TNT119 and other product candidates the combined company may develop; achieving Eliem’s other business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eliem’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Eliem’s most recent filings with the SEC. In addition, the forward-looking statements included in this press release represent Eliem’s views as of the date hereof and should not be relied upon as representing Eliem’s views as of any date subsequent to the date hereof. Eliem anticipates that subsequent events and developments will cause Eliem’s views to change. However, while Eliem may elect to update these forward-looking statements at some point in the future, Eliem specifically disclaims any obligation to do so.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed acquisition and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Important Additional Information Will Be Filed with the SEC

In connection with the acquisition and the private placement, Eliem intends to file with the SEC preliminary and definitive proxy statements relating to the acquisition and the private placement and other relevant documents. The definitive proxy statement will be mailed to Eliem’s stockholders as of a record date to be established for voting on the shares to be issued in the acquisition and the private placement and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION OR THE PRIVATE PLACEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELIEM, TENET, THE ACQUISITION AND THE PRIVATE PLACEMENT. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on Eliem’s website at www.eliemtx.com or by contacting Eliem’s Investor Relations via email at investorrelations@eliemtx.com or by telephone at (339) 970-2843.

Participants in the Solicitation

Eliem, Tenet and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Eliem in connection with the issuance of shares in the acquisition and the private placement and any other matters to be voted on at the special meeting. Information about Eliem’s directors and executive officers is included in Eliem’s most recent definitive proxy statement filed with the SEC on April 6, 2023 and in Eliem’s other filings with the SEC. Additional information regarding the names, affiliations and interests of Eliem’s and Tenet’s directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC).

These documents (when filed with the SEC) will be available free of charge as described above.

Investors

Chris Brinzey

ICR Westwicke

chris.brinzey@westwicke.com

339-970-2843